UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: March 8, 2006
Date of earliest event reported: March 7, 2006
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15395	52-2187059
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11 WEST 42ND STREET NEW YORK, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 827-8000
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Definitive Agreement
     On March 7, 2006, the Company entered into a Separation Agreement with the Company’s Chief Financial and Administrative Officer, James Follo. The agreement is attached hereto as Exhibit 99.1.
Item 5.02(b). Departure of Principal Officer
     As announced on December 16, 2005, James Follo resigned as the Company’s Chief Financial and Administrative Officer following the filing of the Company’s annual report on Form 10-K, which filing took place on March 7, 2006.
Item 5.02(c). Appointment of Principal Officer
     On March 7, 2006, Howard Hochhauser assumed the role of Acting Chief Financial Officer of the Company. In connection with assuming this role, Mr. Hochhauser became eligible to participate in the Company’s 2005 Executive Severance Pay Plan.

(d)	Exhibit	Description
	99.1	Separation Agreement between Martha Stewart Living Omnimedia, Inc. and James Follo, dated March 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC. (Registrant)
Date: March 8, 2006	By:	/s/ John R. Cuti
John R. Cuti
Secretary and General Counsel

INDEX OF EXHIBITS

(d)	Exhibit	Description
	99.1	Separation Agreement between Martha Stewart Living Omnimedia, Inc. and James Follo dated March 7, 2006.